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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                          Date of Report: June 23, 1997
                        (Date of earliest event reported)


                             METAL MANAGEMENT, INC.
             (Exact name of registrant as specified in the charter)


         Delaware                      0-14836                   94-2835068
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


                         500 Dearborn Street, Suite 405
                             Chicago, Illinois 60610
                    (Address of Principal Executive Offices)

                                 (312) 645-0700
               Registrant's telephone number including area code)

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Acquisition of the Isaac Group of Companies

         Metal Management, Inc. (the "Company" or the "Registrant") entered into a Purchase Agreement - Common Stock, with The Isaac Corporation ("Isaac"), Ferrex Trading Corporation, an Ohio corporation ("Ferrex"), Paulding Recycling, Inc. ("Paulding") and Briquetting Corporation of America (Briquetting") and a Plan of Merger by and among the Company, Isaac Acquisition Corporation, a Delaware corporation ("Company Sub") and Ferrex dated as of June 23, 1997, under which the Company purchased all of the equity securities of Isaac, certain equity securities of Ferrex, and all of the equity securities of Paulding and Briquetting. On the closing date, Ferrex was merged with and into Company Sub, with Company Sub as the surviving corporation, which changed its name to Ferrex Trading Corporation ("Ferrex Delaware").

         In connection with the merger of Ferrex into the Company Sub, the shareholders of Ferrex received 1,942,857 shares of Common Stock, plus warrants for the purchase of 462,500 shares of Common Stock, at exercise prices ranging from $10.80 to $11.70 per share, exercisable from time to time on or before June 23, 2002.

         The aggregate purchase price of the Isaac, Ferrex, Paulding and Briquetting securities consisted of promissory notes, each bearing interest at 8.5% (subject to adjustment equal to changes in the prime rate; provided, however, that such rate shall not be 1% above or 1% below the prime rate at June 23, 1997): (i) $10,600,000 payable to the shareholders of Isaac by promissory notes due and payable on November 15, 1997, subject to extension for three one-month periods upon payment of warrants for an aggregate of 100,000 shares per extension with an exercise price of $14.0875 per share, exercisable from time to time on or before June 23, 2002; (ii) $2,000,000 payable to George A. Isaac, III by a promissory note (the "George III Note") due and payable on February 15, 1998; and (iii) an aggregate of $23,496,901 payable to the shareholders of Isaac, Ferrex, Paulding and Briquetting by promissory notes with principal payable equally on the principal payment dates of February 15, 1998, February 15, 1999 with a final maturity date of February 15, 2000. In addition, Isaac had promissory notes outstanding in the aggregate principal amounts of $8,544,201 (the "Isaac Notes").

         The payment of the notes issued by the Company (other than the George III Note) and the payment obligations assumed by the Company on the Isaac Notes are secured by the following: (i) an irrevocable standby letter of credit provided pursuant to a Credit Agreement dated as of June 23, 1997 by and among Isaac, Ferrex Delaware, Paulding and Briquetting (collectively (the "Borrowers"), as borrowers, and BT Commercial Corporation, as agent (the "Credit Agreement"); (ii) mortgages and security agreements encumbering certain real property of the acquired companies; (iii) the obligation of the Company to issue up to 139,700 shares of its common stock, par value $.01 per share ("Common Stock") upon the occurrence of an Event of Default under the notes (as defined);
(iv) a stock pledge agreement providing for a pledge of all of the capital stock of Isaac, Paulding, Briquetting and Ferrex Delaware; and (v) a Company guaranty guaranteeing the Isaac Notes.


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         George A. Isaac, III has joined the Company as a director and will serve as Executive Vice President of the Company. Mr. Isaac will also be a member of the Board of Directors' Executive Committee and Office of the President. In consideration for Mr. Isaac entering into an employment agreement with the Company, the Company issued to Mr. Isaac: (i) warrants to purchase 76,923 shares of Common Stock at an exercise price of $13.00 per share, exercisable from time to time before February 15, 1998; and (ii) warrants to purchase 287,500 shares of Common Stock at an exercise price of $11.70 per share, exercisable from time to time before June 23, 2002.

         The Credit Agreement provides a revolving line of credit to Isaac, Ferrex Delaware, Paulding and Briquetting in the amount of $37,000,000. BT Commercial Corporation is agent under the Credit Agreement. The Credit Agreement also provides for the issuance of a letter of credit as security for the Company's payment obligations for the notes issued by the Company in the acquisition (other than the George III Note) and the payment obligations under the Isaac Notes. Obligations under the Credit Agreement have a final maturity date of the earlier of June 23, 1998 or the completion of a high-yield debt offering by the Company. Obligations under the Credit Agreement are secured by a first priority security interest in substantially all of the Borrowers' inventory and receivables.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         (1) The following audited financial statements of The Isaac Corporation are attached hereto as Exhibit 99.1:

                  1.       Report of Independent Auditors.

                  2.       Balance Sheets as of December 31, 1995 and 1996.

                  3. Statements of Income for the years ended December 31, 1994, 1995 and 1996.

                  4. Statements of Stockholders Equity for the years ended December 31, 1994, 1995 and 1996.

                  5. Statements of Cash Flows for the years ended December 31, 1994, 1995 and 1996.

                  6.       Notes to Financial Statements.

         (2) The following audited financial statements of Ferrex are attached hereto as Exhibit 99.2:

                  1.       Report of Independent Auditors.






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                  2.       Balance Sheets as of December 31, 1995 and 1996.

                  3. Statements of Income for the years ended December 31, 1994, 1995 and 1996.

                  4. Statements of Stockholders Equity for the years ended December 31, 1994, 1995 and 1996.

                  5. Statements of Cash Flows for the years ended December 31, 1994, 1995 and 1996.

                  6.       Notes to Financial Statements.

         (3) The following updated, unaudited financial statements of The Isaac Corporation are attached hereto as Exhibit 99.3:

                  1. Statements of Income for the three months ended March 31, 1996 and 1997.

                  2.       Balance Sheets as of March 31, 1996 and 1997.

                  3. Statements of Cash Flows for the three months ended March 31, 1996 and 1997.

                  4.       Notes to Financial Statements.

         (4) The following updated, unaudited financial statements of Ferrex are attached hereto as Exhibit 99.4:

                  1. Statements of Income for the three months ended March 31, 1996 and 1997.

                  2.       Balance Sheets as of March 31, 1996 and 1997.

                  3. Statements of Cash Flows for the three months ended March 31, 1996 and 1997.

                  4.       Notes to Financial Statements.

(b)      Pro Forma Financial Information

         (1) The following updated, unaudited pro forma financial statements are attached hereto as Exhibit 99.5:

                  1.       Introduction to Pro Forma Financial Information.





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                  2.       Unaudited Pro Forma Combined Condensed Statement of
                           Operations for the year ended March 31, 1997.

                  3. Notes to Unaudited Pro Forma Condensed Statement of Operations for the year ended March 31, 1997.

                  4. Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 1997.

                  5. Notes to Unaudited Pro Forma Combined Balance Sheet as of March 31, 1997.

(c)      Exhibits.

         2.1 Purchase Agreement - Common Stock of The Isaac Corporation, Ferrex Trading Corporation, Paulding Recycling, Inc. and Briquetting Corporation of America and Plan of Merger By and Among Metal Management, Inc., Isaac Acquisition Corporation and Ferrex Trading Corporation, dated June 23, 1997.

         2.2 Employment Agreement by and between George A. Isaac, III and Metal Management, Inc., dated June 23, 1997.

         2.3 Credit Agreement among The Isaac Corporation, Ferrex Trading Corporation, Paulding Recycling, Inc. and Briquetting Corporation of America and BT Commercial Corporation, dated as of June 23, 1997.

         23.1 Consent of Ernst & Young LLP.

         99.1 Audited Financial Statements of Isaac as of December 31, 1995 and December 31, 1996 and for the fiscal years ended December 31, 1994, 1995 and 1996.

         99.2 Audited Financial Statements of Ferrex as of December 31, 1995 and December 31, 1996 and for the fiscal years ended December 31, 1994, 1995 and 1996.

         99.3 Unaudited Financial Statements of Isaac as of March 31, 1996 and 1997 and for the three months ended March 31, 1996 and 1997.

         99.4 Unaudited Financial Statements of Ferrex as of March 31, 1996 and 1997 and for the three months ended March 31, 1996 and 1997.

         99.5 Unaudited Pro Forma Combined Condensed Financial Statements giving effect to the merger of the Registrant, Isaac, Ferrex, and Reserve Iron & Metal, L.P. as of March 31, 1997 and for the year ended March 31, 1997.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               METAL MANAGEMENT, INC.


Dated July 8, 1997                           By: /s/ Gerard M. Jacobs
          ---                                     ----------------------------
                                                  Gerard M. Jacobs,
                                                  President and Chief Executive
                                                  Officer